UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 23, 2010
Date of Report (Date of earliest event reported)
ZUNICOM, INC.
(Exact name of registrant as specified in its charter)

Texas	0-27210	75-2408297

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4315 West Lovers Lane Dallas, Texas	75209

(Address of principal executive offices)	(Zip Code)
(214) 352-8674
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events
Signatures

Item 8.01. Other Events.

            On April 23, 2010, AlphaNet Hospitality Systems, Inc. (“AlphaNet”), Zunicom, Inc.’s wholly owned  subsidiary,  acquired the business and assets of Action Computer Systems (“Action Computer”) for a purchase price of $495,000. Action Computer is a reseller of Restaurant Manager, a point-of-sale computer software enterprise system, to small and mid-sized restaurants in the New York City metropolitan area.

            AlphaNet’s core business, the operation of business centers in hotels, continues to decline as hotel operators are opting to provide this service free or for a nominal charge to their guests as a hotel amenity. As of April 23, 2010, AlphaNet operates business centers in ten (10) hotels in the New York City and Washington, DC areas.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUNICOM, INC.
Date: April 26, 2010	By:	/s/ John Rudy
John Rudy
Chief Financial Officer